Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2024

Financial Highlights

	Quarter Ended
(Dollars in millions, except per share data, shares in thousands)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2024	2023	2023	2023	2023
Summary Income Statement
Interest income - taxable equivalent	$6,237	$6,324	$6,284	$6,229	$5,835
Interest expense	2,812	2,747	2,692	2,572	1,917
Net interest income - taxable equivalent	3,425	3,577	3,592	3,657	3,918
Less: Taxable-equivalent adjustment	53	58	57	54	51
Net interest income	3,372	3,519	3,535	3,603	3,867
Provision for credit losses	500	572	497	538	502
Net interest income after provision for credit losses	2,872	2,947	3,038	3,065	3,365
Noninterest income	1,446	1,363	1,334	1,380	1,421
Noninterest expense	2,953	9,557	3,060	3,046	3,015
Income (loss) before income taxes	1,365	(5,247)	1,312	1,399	1,771
Provision (benefit) for income taxes	232	(56)	203	230	361
Net income (loss) from continuing operations(1)	1,133	(5,191)	1,109	1,169	1,410
Net income (loss) from discontinued operations(1)	67	101	74	176	105
Net income (loss)	1,200	(5,090)	1,183	1,345	1,515
Noncontrolling interests from discontinued operations(1)	3	—	6	36	2
Preferred stock dividends and other	106	77	106	75	103
Net income (loss) available to common shareholders	1,091	(5,167)	1,071	1,234	1,410
Net income available to common shareholders - adjusted(2)	1,216	1,094	1,071	1,234	1,410
Additional Income Statement Information
Revenue - taxable equivalent	4,871	4,940	4,926	5,037	5,339
Pre-provision net revenue - unadjusted(2)	1,918	(4,617)	1,866	1,991	2,324
Pre-provision net revenue - adjusted(2)	2,132	2,221	2,025	2,142	2,480
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(1)(3)	$0.77	$(3.95)	$0.75	$0.82	$0.98
Earnings per share-basic	0.82	(3.87)	0.80	0.93	1.06
Earnings per share-diluted from continuing operations(1)(3)	0.76	(3.95)	0.75	0.82	0.98
Earnings per share-diluted	0.81	(3.87)	0.80	0.92	1.05
Earnings per share-adjusted diluted(2)	0.90	0.81	0.80	0.92	1.05
Cash dividends declared	0.52	0.52	0.52	0.52	0.52
Common shareholders’ equity	38.97	39.31	41.37	42.68	41.82
Tangible common shareholders’ equity(2)	21.64	21.83	19.25	20.44	19.45
End of period shares outstanding	1,338,096	1,333,743	1,333,668	1,331,976	1,331,918
Weighted average shares outstanding-basic	1,335,091	1,333,703	1,333,522	1,331,953	1,328,602
Weighted average shares outstanding-diluted	1,346,904	1,333,703	1,340,574	1,337,307	1,339,480
Return on average assets	0.91%	(3.74)%	0.86%	0.95%	1.10%
Return on average common shareholders’ equity	8.4	(36.6)	7.5	8.6	10.3
Return on average tangible common shareholders’ equity(2)	16.3	15.0	17.3	19.4	24.1
Net interest margin - taxable equivalent(3)	2.89	2.96	2.93	2.90	3.17
Fee income ratio(3)	30.0	27.9	27.4	27.7	26.9
Efficiency ratio-GAAP(3)	61.3	195.8	62.9	61.1	57.0
Efficiency ratio-adjusted(2)(3)	56.2	55.0	58.9	57.5	53.6
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.45%	0.44%	0.46%	0.47%	0.36%
Net charge-offs as a percentage of average loans and leases	0.64	0.57	0.51	0.54	0.37
Allowance for loan and lease losses as a percentage of LHFI	1.56	1.54	1.49	1.43	1.37
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.4x	3.5x	3.2x	3.0x	3.8x
Average Balances
Assets	$531,002	$539,656	$547,704	$565,822	$559,627
Securities(4)	131,273	133,390	135,527	138,393	140,551
Loans and leases	309,426	313,832	319,881	328,258	327,547
Deposits	389,058	395,333	401,038	399,826	408,458
Common shareholders’ equity	52,167	56,061	56,472	57,302	55,380
Total shareholders’ equity	59,011	62,896	63,312	64,101	62,077
Period-End Balances
Assets	$534,959	$535,349	$542,707	$554,549	$574,354
Securities(4)	119,419	121,473	120,059	124,923	128,790
Loans and leases	308,477	313,341	317,112	324,015	329,833
Deposits	394,265	395,865	400,024	406,043	404,997
Common shareholders’ equity	52,148	52,428	55,167	56,853	55,699
Total shareholders’ equity	59,053	59,253	62,007	63,681	62,394
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	10.1%	10.1%	9.9%	9.6%	9.1%
Tier 1	11.7	11.6	11.4	11.1	10.6
Total	13.9	13.7	13.5	13.2	12.7
Leverage	9.4	9.3	9.2	8.8	8.5
Supplementary leverage	8.0	7.9	7.8	7.5	7.3
Liquidity coverage ratio	115	112	110	112	113
Applicable ratios are annualized.
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The expected sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation.
(2)Represents a non-GAAP measure. A reconciliation of each of these non-GAAP measures to the most directly comparable GAAP measure is included in the appendix to Truist’s First Quarter 2024 Earnings Presentation.
(3)This metric is calculated based on continuing operations.
(4)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2024	2023	2023	2023	2023
Interest Income
Interest and fees on loans and leases	$4,865	$4,971	$4,976	$4,915	$4,656
Interest on securities	805	802	763	749	752
Interest on other earning assets	514	493	488	511	376
Total interest income	6,184	6,266	6,227	6,175	5,784
Interest Expense
Interest on deposits	1,964	1,917	1,858	1,527	1,125
Interest on long-term debt	482	476	491	734	514
Interest on other borrowings	366	354	343	311	278
Total interest expense	2,812	2,747	2,692	2,572	1,917
Net Interest Income	3,372	3,519	3,535	3,603	3,867
Provision for credit losses	500	572	497	538	502
Net Interest Income After Provision for Credit Losses	2,872	2,947	3,038	3,065	3,365
Noninterest Income
Wealth management income	356	346	343	330	339
Investment banking and trading income	323	165	185	211	261
Service charges on deposits	225	229	154	240	250
Card and payment related fees	224	232	238	236	230
Mortgage banking income	97	94	102	99	142
Lending related fees	96	153	102	86	106
Operating lease income	59	60	63	64	67
Other income	66	84	147	114	26
Total noninterest income	1,446	1,363	1,334	1,380	1,421
Noninterest Expense
Personnel expense	1,630	1,474	1,669	1,705	1,668
Professional fees and outside processing	278	305	289	311	287
Software expense	224	223	222	223	200
Net occupancy expense	160	159	164	166	169
Amortization of intangibles	88	98	98	99	100
Equipment expense	88	103	89	87	102
Marketing and customer development	56	53	70	69	68
Operating lease depreciation	40	42	43	44	46
Regulatory costs	152	599	77	73	75
Restructuring charges	51	155	61	48	56
Goodwill impairment	—	6,078	—	—	—
Other expense	186	268	278	221	244
Total noninterest expense	2,953	9,557	3,060	3,046	3,015
Earnings
Income (loss) before income taxes	1,365	(5,247)	1,312	1,399	1,771
Provision (benefit) for income taxes	232	(56)	203	230	361
Net income (loss) from continuing operations(1)	1,133	(5,191)	1,109	1,169	1,410
Net income from discontinued operations(1)	67	101	74	176	105
Net income (loss)	1,200	(5,090)	1,183	1,345	1,515
Noncontrolling interests from discontinued operations(1)	3	—	6	36	2
Preferred stock dividends and other	106	77	106	75	103
Net income (loss) available to common shareholders	$1,091	$(5,167)	$1,071	$1,234	$1,410

Earnings Per Common Share
Basic earnings from continuing operations(1)	$0.77	$(3.95)	$0.75	$0.82	$0.98
Basic earnings	0.82	(3.87)	0.80	0.93	1.06
Diluted earnings from continuing operations(1)	0.76	(3.95)	0.75	0.82	0.98
Diluted earnings	0.81	(3.87)	0.80	0.92	1.05
Weighted Average Shares Outstanding
Basic	1,335,091	1,333,703	1,333,522	1,331,953	1,328,602
Diluted	1,346,904	1,333,703	1,340,574	1,337,307	1,339,480
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The expected sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation.

Consolidated Ending Balance Sheets - Five Quarter Trend

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2024	2023	2023	2023	2023
Assets
Cash and due from banks	$5,040	$5,000	$5,090	$4,733	$4,590
Interest-bearing deposits with banks	29,510	25,230	24,305	24,934	32,768
Securities borrowed or purchased under resale agreements	2,091	2,378	2,018	2,315	3,637
Trading assets at fair value	5,268	4,332	4,384	4,097	4,601
Securities available for sale at fair value	66,050	67,366	65,117	68,965	71,858
Securities held to maturity at amortized cost	53,369	54,107	54,942	55,958	56,932
Loans and leases:
Commercial:
Commercial and industrial	157,669	160,788	162,330	167,153	167,217
CRE	22,142	22,570	22,736	22,825	22,670
Commercial construction	7,472	6,683	6,343	5,943	5,951
Consumer:
Residential mortgage	54,886	55,492	56,013	56,476	56,455
Home equity	9,825	10,053	10,160	10,348	10,577
Indirect auto	22,145	22,727	24,084	25,759	27,279
Other consumer	28,096	28,647	29,105	28,755	27,742
Student	—	—	—	—	4,996
Credit card	4,989	5,101	4,928	4,833	4,786
Total loans and leases held for investment	307,224	312,061	315,699	322,092	327,673
Loans held for sale	1,253	1,280	1,413	1,923	2,160
Total loans and leases	308,477	313,341	317,112	324,015	329,833
Allowance for loan and lease losses	(4,803)	(4,798)	(4,693)	(4,606)	(4,479)
Premises and equipment	3,274	3,298	3,319	3,379	3,441
Goodwill	17,157	17,156	23,234	23,235	23,235
Core deposit and other intangible assets	1,816	1,909	2,011	2,111	2,212
Loan servicing rights at fair value	3,417	3,378	3,537	3,497	3,303
Other assets	36,521	34,997	34,858	33,864	35,070
Assets of discontinued operations(1)	7,772	7,655	7,473	8,052	7,353
Total assets	$534,959	$535,349	$542,707	$554,549	$574,354
Liabilities
Deposits:
Noninterest-bearing deposits	$110,901	$111,624	$116,674	$121,831	$128,719
Interest checking	108,329	104,757	103,288	106,471	107,116
Money market and savings	133,176	135,923	137,914	135,514	136,836
Time deposits	41,859	43,561	42,148	42,227	32,326
Total deposits	394,265	395,865	400,024	406,043	404,997
Short-term borrowings	26,329	24,828	23,485	24,456	23,678
Long-term debt	39,071	38,918	41,232	44,749	69,895
Other liabilities	13,119	12,946	12,962	11,788	10,731
Liabilities of discontinued operations	3,122	3,539	2,997	3,832	2,659
Total liabilities	475,906	476,096	480,700	490,868	511,960
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,690	6,669	6,668	6,660	6,660
Additional paid-in capital	36,197	36,177	36,114	35,990	34,582
Retained earnings	22,483	22,088	27,944	27,577	27,038
Accumulated other comprehensive loss	(13,222)	(12,506)	(15,559)	(13,374)	(12,581)
Noncontrolling interests	232	152	167	155	22
Total shareholders’ equity	59,053	59,253	62,007	63,681	62,394
Total liabilities and shareholders’ equity	$534,959	$535,349	$542,707	$554,549	$574,354
(1)Includes goodwill and intangible assets of $5.0 billion as of March 31, 2024, $5.0 billion as of December 31, 2023, $5.0 billion as of September 30, 2023, $5.1 billion as of June 30, 2023, and $5.1 billion as of March 31, 2023.

Average Balances and Rates - Quarters

	Quarter Ended
	March 31, 2024			December 31, 2023			September 30, 2023			June 30, 2023			March 31, 2023
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$9,853	$37	1.49%	$10,967	$38	1.37%	$10,886	$34	1.27%	$11,115	$30	1.10%	$11,117	$30	1.07%
U.S. government-sponsored entities (GSE)	389	3	3.40	389	2	3.23	339	3	2.92	329	3	2.70	335	2	2.86
Mortgage-backed securities issued by GSE	116,946	735	2.51	117,868	736	2.50	120,078	701	2.33	122,647	690	2.25	124,746	694	2.23
States and political subdivisions	421	4	4.15	421	5	4.16	423	4	4.12	425	5	4.18	425	4	4.07
Non-agency mortgage-backed	3,645	27	2.98	3,725	22	2.37	3,781	22	2.33	3,852	22	2.32	3,907	23	2.34
Other	19	—	5.35	20	—	5.47	20	1	5.55	25	—	5.20	21	—	5.30
Total securities	131,273	806	2.46	133,390	803	2.41	135,527	765	2.26	138,393	750	2.17	140,551	753	2.14
Loans and leases:
Commercial:
Commercial and industrial	158,385	2,572	6.53	160,278	2,657	6.58	164,022	2,686	6.50	166,588	2,610	6.28	165,095	2,436	5.98
CRE	22,400	389	6.95	22,755	400	6.94	22,812	396	6.85	22,706	384	6.73	22,689	355	6.32
Commercial construction	7,134	137	7.83	6,515	127	7.84	6,194	120	7.83	5,921	111	7.64	5,863	101	7.14
Consumer:
Residential mortgage	55,070	528	3.84	55,658	532	3.83	56,135	532	3.79	56,320	531	3.77	56,422	526	3.73
Home equity(3)	9,930	196	7.92	10,104	199	7.80	10,243	196	7.61	10,478	190	7.26	10,735	180	6.80
Indirect auto	22,374	372	6.69	23,368	381	6.46	24,872	386	6.16	26,558	398	6.01	27,743	398	5.82
Other consumer(3)	28,285	561	7.98	28,913	561	7.69	28,963	542	7.43	28,189	499	7.10	27,559	459	6.76
Student	—	—	—	—	—	—	—	1	—	4,766	80	6.76	5,129	89	7.04
Credit card	4,923	146	11.96	4,996	149	11.84	4,875	143	11.62	4,846	137	11.48	4,785	136	11.43
Total loans and leases held for investment	308,501	4,901	6.38	312,587	5,006	6.36	318,116	5,002	6.25	326,372	4,940	6.07	326,020	4,680	5.81
Loans held for sale	925	15	6.38	1,245	21	6.82	1,765	28	6.20	1,886	28	5.94	1,527	25	6.71
Total loans and leases	309,426	4,916	6.38	313,832	5,027	6.36	319,881	5,030	6.25	328,258	4,968	6.07	327,547	4,705	5.81
Interest earning trading assets	4,845	79	6.50	4,680	80	6.92	4,380	76	6.91	4,445	75	6.73	5,462	83	6.09
Other earning assets	30,567	436	5.74	28,956	414	5.65	28,574	413	5.74	34,616	436	5.06	25,166	294	4.73
Total earning assets	476,111	6,237	5.26	480,858	6,324	5.23	488,362	6,284	5.12	505,712	6,229	4.94	498,726	5,835	4.73
Nonearning assets	47,307			51,165			51,607			52,316			53,598
Assets of discontinued operations	7,584			7,633			7,735			7,794			7,303
Total assets	$531,002			$539,656			$547,704			$565,822			$559,627
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$103,537	684	2.65	$101,722	635	2.48	$101,252	611	2.40	$102,105	508	1.99	$108,886	430	1.60
Money market and savings	134,696	832	2.49	137,464	843	2.43	139,961	829	2.35	138,149	686	1.99	139,802	476	1.38
Time deposits	41,937	448	4.30	41,592	439	4.19	40,920	418	4.05	35,844	333	3.73	28,671	219	3.10
Total interest-bearing deposits	280,170	1,964	2.82	280,778	1,917	2.71	282,133	1,858	2.61	276,098	1,527	2.22	277,359	1,125	1.64
Short-term borrowings	26,230	366	5.62	24,958	354	5.62	24,894	343	5.47	23,991	311	5.19	24,056	278	4.69
Long-term debt	40,721	482	4.74	40,818	476	4.67	43,353	491	4.51	63,665	734	4.62	51,057	514	4.05
Total interest-bearing liabilities	347,121	2,812	3.26	346,554	2,747	3.15	350,380	2,692	3.05	363,754	2,572	2.84	352,472	1,917	2.20
Noninterest-bearing deposits	108,888			114,555			118,905			123,728			131,099
Other liabilities	12,885			12,433			11,699			10,865			11,225
Liabilities of discontinued operations	3,097			3,218			3,408			3,374			2,754
Shareholders’ equity	59,011			62,896			63,312			64,101			62,077
Total liabilities and shareholders’ equity	$531,002			$539,656			$547,704			$565,822			$559,627
Average interest-rate spread			2.00			2.08			2.07			2.10			2.53

Net interest income/ net interest margin		$3,425	2.89%		$3,577	2.96%		$3,592	2.93%		$3,657	2.90%		$3,918	3.17%
Taxable-equivalent adjustment		53			58			57			54			51
Memo: Total deposits	$389,058	1,964	2.03%	$395,333	1,917	1.92%	$401,038	1,858	1.84%	$399,826	1,527	1.53%	$408,458	1,125	1.12%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.

Credit Quality

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2024	2023	2023	2023	2023
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$512	$470	$561	$562	$394
CRE	261	284	289	275	117
Commercial construction	23	24	29	16	1
Consumer:
Residential mortgage	151	153	132	221	233
Home equity	130	122	123	129	132
Indirect auto	256	268	266	262	270
Other consumer	61	59	52	46	45
Total nonaccrual loans and leases held for investment	1,394	1,380	1,452	1,511	1,192
Loans held for sale	22	51	75	13	—
Total nonaccrual loans and leases	1,416	1,431	1,527	1,524	1,192
Foreclosed real estate	4	3	3	3	3
Other foreclosed property	56	54	54	56	66
Total nonperforming assets	$1,476	$1,488	$1,584	$1,583	$1,261
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$12	$7	$15	$36	$35
Commercial construction	—	1	—	5	—
Consumer:
Residential mortgage - government guaranteed	408	418	456	541	649
Residential mortgage - nonguaranteed	33	21	30	23	25
Home equity	10	11	9	7	10
Indirect auto	1	2	1	—	—
Other consumer	18	21	16	12	10
Student - government guaranteed	—	—	—	—	590
Student - nonguaranteed	—	—	—	—	4
Credit card	56	53	47	38	38
Total loans 90 days past due and still accruing	$538	$534	$574	$662	$1,361
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$158	$230	$98	$142	$125
CRE	21	5	28	38	34
Commercial construction	—	—	1	6	3
Consumer:
Residential mortgage - government guaranteed	286	326	293	267	232
Residential mortgage - nonguaranteed	352	313	270	254	259
Home equity	59	70	61	56	65
Indirect auto	540	669	598	549	511
Other consumer	226	271	219	175	164
Student - government guaranteed	—	—	—	—	350
Student - nonguaranteed	—	—	—	—	6
Credit card	74	87	68	63	56
Total loans 30-89 days past due	$1,716	$1,971	$1,636	$1,550	$1,805

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2024	2023	2023	2023	2023
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.56%	0.63%	0.52%	0.48%	0.55%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.18	0.17	0.18	0.21	0.42
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.45	0.44	0.46	0.47	0.36
Nonperforming loans and leases as a percentage of loans and leases(1)	0.46	0.46	0.48	0.47	0.36
Nonperforming assets as a percentage of:
Total assets(1)	0.28	0.28	0.29	0.29	0.22
Loans and leases plus foreclosed property	0.47	0.46	0.48	0.49	0.38
Net charge-offs as a percentage of average loans and leases	0.64	0.57	0.51	0.54	0.37
Allowance for loan and lease losses as a percentage of loans and leases	1.56	1.54	1.49	1.43	1.37
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.4X	2.7X	2.9X	2.6X	3.7X
Nonperforming loans and leases	3.4X	3.5X	3.2X	3.0X	3.8X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2024	2023	2023	2023	2023
Allowance for Credit Losses(1)
Beginning balance	$5,093	$4,970	$4,879	$4,761	$4,649
Provision for credit losses	500	572	497	558	482
Charge-offs:
Commercial:
Commercial and industrial	(97)	(110)	(98)	(107)	(75)
CRE	(103)	(48)	(77)	(35)	(6)
Commercial construction	—	(5)	—	—	—
Consumer:
Residential mortgage	(1)	—	(8)	(1)	(1)
Home equity	(3)	(2)	(4)	(2)	(2)
Indirect auto	(154)	(154)	(135)	(115)	(127)
Other consumer	(165)	(148)	(120)	(104)	(105)
Student	—	—	—	(103)	(5)
Credit card	(77)	(64)	(55)	(53)	(51)
Total charge-offs	(600)	(531)	(497)	(520)	(372)
Recoveries:
Commercial:
Commercial and industrial	32	16	28	13	13
CRE	7	—	2	—	1
Commercial construction	—	2	—	—	1
Consumer:
Residential mortgage	1	1	1	2	2
Home equity	5	5	7	5	6
Indirect auto	28	25	25	31	26
Other consumer	28	21	20	20	17
Student	—	—	—	—	—
Credit card	9	8	9	9	9
Total recoveries	110	78	92	80	75
Net charge-offs	(490)	(453)	(405)	(440)	(297)
Other(2)	(3)	4	(1)	—	(73)
Ending balance	$5,100	$5,093	$4,970	$4,879	$4,761
Allowance for Credit Losses:(1)
Allowance for loan and lease losses	$4,803	$4,798	$4,693	$4,606	$4,479
Reserve for unfunded lending commitments (RUFC)	297	295	277	273	282
Allowance for credit losses	$5,100	$5,093	$4,970	$4,879	$4,761
(1)Excludes provision for credit losses and allowances related to other financial assets at amortized cost.
(2)The first quarter of 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2024	2023	2023	2023	2023
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.17%	0.23%	0.17%	0.23%	0.15%
CRE	1.73	0.83	1.31	0.62	0.09
Commercial construction	(0.02)	0.22	(0.03)	(0.02)	(0.04)
Consumer:
Residential mortgage	—	(0.01)	0.05	(0.01)	—
Home equity	(0.08)	(0.12)	(0.10)	(0.12)	(0.15)
Indirect auto	2.26	2.19	1.75	1.28	1.47
Other consumer	1.96	1.74	1.37	1.20	1.29
Student	—	—	—	8.67	0.42
Credit card	5.54	4.38	3.78	3.66	3.54
Total loans and leases	0.64	0.57	0.51	0.54	0.37
Applicable ratios are annualized.

Segment Financial Performance - Preliminary(1)(2)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2024	2023	2023	2023	2023
Consumer and Small Business Banking
Net interest income (expense)	$1,262	$1,339	$1,369	$1,543	$1,689
Net intersegment interest income (expense)	1,341	1,273	1,237	1,083	1,001
Segment net interest income (expense)	2,603	2,612	2,606	2,626	2,690
Allocated provision for credit losses	303	359	260	227	270
Noninterest income	494	517	427	504	544
Goodwill impairment	—	3,361	—	—	—
Noninterest expense ex goodwill impairment	1,634	1,692	1,637	1,613	1,623
Income (loss) before income taxes	1,160	(2,283)	1,136	1,290	1,341
Provision (benefit) for income taxes	280	261	273	308	318
Segment net income (loss)	$880	$(2,544)	$863	$982	$1,023

Wholesale Banking
Net interest income (expense)	$2,240	$2,304	$2,327	$2,332	$2,221
Net intersegment interest income (expense)	(561)	(576)	(617)	(570)	(389)
Segment net interest income (expense)	1,679	1,728	1,710	1,762	1,832
Allocated provision for credit losses	198	213	243	309	235
Noninterest income	985	893	914	901	960
Goodwill impairment	—	2,717	—	—	—
Noninterest expense ex goodwill impairment	1,385	1,648	1,303	1,302	1,310
Income (loss) before income taxes	1,081	(1,957)	1,078	1,052	1,247
Provision (benefit) for income taxes	205	137	211	203	260
Segment net income (loss)	$876	$(2,094)	$867	$849	$987

Other, Treasury & Corporate(3)
Net interest income (expense)	$(130)	$(124)	$(161)	$(272)	$(43)
Net intersegment interest income (expense)	(780)	(697)	(620)	(513)	(612)
Segment net interest income (expense)	(910)	(821)	(781)	(785)	(655)
Allocated provision for credit losses	(1)	—	(6)	2	(3)
Noninterest income	(33)	(47)	(7)	(25)	(83)
Noninterest expense	(66)	139	120	131	82
Income (loss) before income taxes	(876)	(1,007)	(902)	(943)	(817)
Provision (benefit) for income taxes	(253)	(454)	(281)	(281)	(217)
Segment net income (loss)	$(623)	$(553)	$(621)	$(662)	$(600)

Total Truist Financial Corporation
Net interest income (expense)	$3,372	$3,519	$3,535	$3,603	$3,867
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,372	3,519	3,535	3,603	3,867
Allocated provision for credit losses	500	572	497	538	502
Noninterest income	1,446	1,363	1,334	1,380	1,421
Goodwill impairment	—	6,078	—	—	—
Noninterest expense ex goodwill impairment	2,953	3,479	3,060	3,046	3,015
Income (loss) before income taxes	1,365	(5,247)	1,312	1,399	1,771
Provision (benefit) for income taxes	232	(56)	203	230	361
Net income (loss) from continuing operations	$1,133	$(5,191)	$1,109	$1,169	$1,410
(1)Effective January 1, 2024, several business activities were realigned reflecting updates to the Company’s operating structure. First, the CB&W segment was renamed CSBB and the C&CB segment was renamed WB. Second, the Wealth business was repositioned into a component of the WB segment from the CB&W segment. Third, certain small business banking functions were repositioned into a component of the CSBB segment from the C&CB segment. The segment disclosures have been revised to reflect the segment realignment.
(2)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The expected sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. As a result, the IH segment is no longer presented in the table above.
(3)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2024	2023	2023	2023	2023
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$42,659	$42,671	$42,276	$41,642	$39,533
Tier 1	49,329	49,341	48,946	48,312	46,203
Total	58,516	58,063	57,713	57,236	55,237
Risk-weighted assets	420,985	423,705	428,755	434,946	436,381
Average quarterly assets for leverage ratio	522,095	533,084	534,402	550,734	544,334
Average quarterly assets for supplementary leverage ratio	614,032	624,591	627,382	643,662	635,656
Risk-based capital ratios:
Common equity tier 1	10.1%	10.1%	9.9%	9.6%	9.1%
Tier 1	11.7	11.6	11.4	11.1	10.6
Total	13.9	13.7	13.5	13.2	12.7
Leverage capital ratio	9.4	9.3	9.2	8.8	8.5
Supplementary leverage	8.0	7.9	7.8	7.5	7.3
Common equity per common share	$38.97	$39.31	$41.37	$42.68	$41.82

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2024	2023	2023	2023	2023
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$59,053	$59,253	$62,007	$63,681	$62,394
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	232	152	167	155	22
Intangible assets, net of deferred taxes (including discontinued operations)	23,198	23,306	29,491	29,628	29,788
Tangible common equity	$28,950	$29,122	$25,676	$27,225	$25,911

Outstanding shares at end of period (in thousands)	1,338,096	1,333,743	1,333,668	1,331,976	1,331,918
Tangible common equity per common share	$21.64	$21.83	$19.25	$20.44	$19.45

Total assets	$534,959	$535,349	$542,707	$554,549	$574,354
Less: Intangible assets, net of deferred taxes (including discontinued operations)	23,198	23,306	29,491	29,628	29,788
Tangible assets	$511,761	$512,043	$513,216	$524,921	$544,566

Equity as a percentage of total assets	11.0%	11.1%	11.4%	11.5%	10.9%
Tangible common equity as a percentage of tangible assets	5.7	5.7	5.0	5.2	4.8
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2024	2023	2023	2023	2023
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$17	$14	$19	$22	$17
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	88	85	85	77	155
Net MSRs valuation	(15)	(13)	(20)	(19)	(50)
Total residential mortgage servicing income	73	72	65	58	105
Total residential mortgage income	90	86	84	80	122
Commercial mortgage income:
Commercial mortgage production revenue	5	5	17	16	14
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	3	3	3	4	7
Net MSRs valuation	(1)	—	(2)	(1)	(1)
Total commercial mortgage servicing income	2	3	1	3	6
Total commercial mortgage income	7	8	18	19	20
Total mortgage banking income	$97	$94	$102	$99	$142
Other Mortgage Banking Information
Residential mortgage loan originations	$2,412	$3,027	$4,196	$5,558	$4,022
Residential mortgage servicing portfolio:(1)
Loans serviced for others	210,635	213,399	214,953	222,917	214,830
Bank-owned loans serviced	55,255	55,669	56,679	57,147	57,493
Total servicing portfolio	265,890	269,068	271,632	280,064	272,323
Weighted-average coupon rate on mortgage loans serviced for others	3.59%	3.56%	3.51%	3.54%	3.52%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.27	0.27	0.27	0.27

Additional Information
Brokered deposits(2)	$30,650	$31,260	$34,986	$32,307	$23,816

NQDCP income (expense):(3)
Interest income	$1	$2	$3	$3	$11
Other income	15	17	35	9	(18)
Personnel expense	(16)	(19)	(38)	(12)	7
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$39.29	$37.83	$35.78	$35.39	$51.26
Low	34.23	26.57	27.70	25.56	28.70
End of period	38.98	36.92	28.61	30.35	34.10
Banking offices	1,930	2,001	2,001	2,002	2,006
ATMs	2,947	3,031	3,037	3,041	3,041
FTEs(4)	49,218	50,905	51,943	52,564	53,653
FTEs - continuing operations(4)	39,417	40,997	41,997	42,701	44,364
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)
FDIC special assessment (regulatory costs)	(75)	(57)
Fourth Quarter 2023
Goodwill impairment	$(6,078)	$(6,078)
FDIC special assessment (regulatory costs)	(507)	(387)
Discrete tax benefit (provision for income taxes)	—	204
Third Quarter 2023
None	$—	$—
Second Quarter 2023
None	$—	$—
First Quarter 2023
None	$—	$—
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s First Quarter 2024 Earnings Presentation.